Evergreen Strategic Value Fund: Semiannual Report as of January 31, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
14	SCHEDULE OF INVESTMENTS
18	STATEMENT OF ASSETS AND LIABILITIES
19	STATEMENT OF OPERATIONS
20	STATEMENTS OF CHANGES IN NET ASSETS
21	NOTES TO FINANCIAL STATEMENTS
28	TRUSTEES AND OFFICERS

This semiannual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

March 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the semiannual report for the Evergreen Strategic Value Fund, which covers the six-month period ended January 31, 2003.

Market analysis

The U.S. equity markets faced another challenging period over the past six months. Market gains were followed by significant pullbacks, as slower-than-expected economic growth and drastically reduced earnings estimates combined with geopolitical uncertainties to thwart all hopes for sustained rallies. Unfortunately, this pattern was repeated more than once over the past six months, as long-term investors continued to struggle in this volatile environment.

After reaching five-year lows during July, the equity markets rallied. Third-quarter growth appeared to recover from relative weakness in the second quarter, and leadership in Washington arrived at a series of laws designed to punish corporate criminals. The Sarbanes-Oxley Act of 2002 provided investors with the security that corporate CEOs and CFOs would now be required to attest to the veracity of their financial statements on a quarterly basis. However, seemingly just as this effort to assuage corporate mistrust became law, investors were once again confronted with the uncertain global situation. Saber rattling with Iraq increased late in the summer, and the anniversary of the September 11 attacks brought on renewed worries of further terrorist attacks.

The improved economic environment resulted in a return to profitability for many corporations during the third quarter, yet most companies issued only mild outlooks for the year-end quarter, and earnings estimates were drastically reduced early in the fourth quarter. Indeed, after original fourth quarter

LETTER TO SHAREHOLDERS continued

2002 consensus projections of earnings growth in excess of 30%, forecasts were reduced to the 10% range. This combination resulted in a return to the July lows, virtually wiping out the previously impressive rally.

Upon achieving the “double-bottom,” the market had two choices. It could have dramatically fallen farther, or it could have attracted the buyers who previously found value at those levels. Fortunately, the market experienced the latter and another impressive rally began. Evidence of slower economic growth convinced many investors that the Federal Reserve Board would once again reduce rates. After withstanding this pressure in October, monetary policymakers surprised investors with a larger-than-expected 50-basis point reduction in interest rates at the November meeting. In addition, the strength of Republicans in the November mid-term elections also seemed to favor equity investors. However, the recent rally, built possibly on the anticipation of these events, quickly stalled as the old adage “buy on the rumor, sell on the news” returned once again to haunt long-term investors. After several rallies and subsequent pullbacks, stocks finished 2002 down for the third consecutive year, a phenomenon that had not occurred in more than six decades.

The pattern of fits and starts for equities continued into 2003. After rising almost 6% in the first two weeks of trading in January, the Dow Jones Industrial Average declined almost 10% in the final two weeks of the month. The 3% decline for the year’s opening month can be attributed to further worries about terror and war, as well as the possibility that political infighting regarding President Bush’s proposed fiscal package can be expected to last months.

Despite these challenges, we remain encouraged about the prospects for 2003 and beyond for equity investors. We believe the economy can generate growth in the range of 3%, supported by mild levels of personal consumption and a gradual improvement in business spending. The outlook for inflation remains mild and unemployment will likely remain in the 6% range, therefore keeping the Fed on the sidelines for

LETTER TO SHAREHOLDERS continued

much, if not all, of 2003. In this environment, we project operating earnings growth of 8% for companies in the Standard & Poor’s 500 Index (S&P 500). As clarity emerges on the geopolitical front, and if favorable fiscal policy becomes law, then our forecasted year-end fair value range of 1000 to 1050 for the S&P 500 could prove conservative.

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of January 31, 2003

“After three years of value outperforming growth, we think 2003 may see a reverse in that trend. We also believe that equity returns have the potential to reach more balanced historical levels.”

MANAGEMENT TEAM

Timothy E. O’Grady
Value Equity Team
Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 12/31/1981
	Class A	Class B	Class C	Class I	Class IS
Class Inception Date	3/27/2002	3/27/2002	3/27/2002	11/24/1997	3/11/1998

6-month return with sales
charge	-9.03%	-8.46%	-5.59%	N/A	N/A

6-month return w/o sales
charge	-3.50%	-3.65%	-3.68%	-3.21%	-3.34%

Average Annual Return*

1 year with sales charge	-23.94%	-23.57%	-21.13%	N/A	N/A

1 year w/o sales charge	-19.30%	-19.56%	-19.54%	-18.82%	-19.00%

5 year	-2.41%	-1.66%	-1.50%	-1.13%	-1.37%

10 year	7.67%	7.88%	7.78%	8.50%	8.24%

Maximum sales charge	5.75	5.00%	1.00%	N/A	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

30-day SEC yield	0.81%	0.10%	0.10%	1.11%	0.86%

6-month income dividends
per share	$0.10	$0.04	$0.05	$0.12	$0.10

* Adjusted for maximum applicable sales charges, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and IS prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Classes A and IS and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C and IS would have been lower. Historical performance shown for Class I prior to its inception is based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

2 Source: Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 12/31/2002.

The domestic equity Style Box placement is based on 10 growth and valuation measures for each of the fund’s holdings, as well as the size of the companies in which it invests, or median market capitalization.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Strategic Value Fund Class A shares,1 versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994. Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of January 31, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of -3.50% for the six-month period ended January 31, 2003, outperforming its benchmark and competitive peer group. During the same period, the Russell 1000 Value Index returned -4.56%, while the median return among funds in the Lipper Large Cap Value Funds Classification was -5.85%. Lipper is an independent monitor of mutual fund performance. Fund returns are before the deduction of any applicable sales charges.

What was the investment environment for the six-month period?

The six-month period was characterized by extreme volatility in the stock market. After a disappointing third quarter, the stock market rallied strongly during October and November of 2002. The rally proved to be short-lived, however, and lost its upward momentum in December. By the end of the year, most of the earlier gains were given back. Excessive investment and structural overcapacity created during the 1990s continue to drive down pricing and profits, causing earnings in many sectors to fall off relative to expectations. Concerns about corporate credibility and fears about the potential for war in the Middle East have left many investors hesitant about the timing of an economic recovery. The much anticipated capital spending cycle has yet to materialize and, although consumer spending has powered the economy during the last couple of years, consumer credit distress, evidenced by high levels of mortgage delinquency and consumer bankruptcy, may be an obstacle to continued spending.

PORTFOLIO CHARACTERISTICS
(as of 1/31/2003)

Total Net Assets	$618,907,482

Number of Holdings	88

Beta*	0.74

R-squared*	0.76

P/E Ratio	15.3x

*As of 12/31/2002

What were your principal investment strategies during the period?

We saw a brief rally in the fourth quarter of 2002, but we were not convinced that it indicated a new earnings cycle. In support of that position, we continued to emphasize three cornerstones in our investment approach: consistency, objectivity and discipline. We maintained a consistent methodology through favorable and unfavorable market environments by conducting detached and objective evaluations of companies in the fund, while retaining the discipline of our analytical models to activate investment objectivity.

TOP 5 SECTORS
(as a percentage of 1/31/2003 net assets)

Financials	28.0%

Energy	13.0%

Industrials	11.5%

Health Care	11.1%

Consumer Discretionary	8.1%

What types of investments contributed to the fund’s performance?

Two sectors were responsible for the majority of the fund’s superior returns versus the benchmark, and in both cases stock selection within those sectors was a major factor. Two positive performers in the industrials sector

PORTFOLIO MANAGER INTERVIEW continued

included Deere, a maker of farm and construction equipment, and First Data Corporation, a provider of credit card processing payment systems, electronic commerce and information-based services. We also were pleased with the performance of Tyco International, which appears to be regaining credibility as a result of the new management team’s personal integrity and determination to hold predecessors accountable for fraudulent practices.

We are underweighted in the consumer discretionary sector because we think it will be hard to sustain consumer demand after the last 10 years of spending. As a result, we have been avoiding retailers, but have found opportunities in media companies that historically have been somewhat recession resistant. During the period, both Cablevision and New York Times Company contributed to the fund’s performance. Liberty Media and USA Interactive also performed well and we think both companies will benefit from the early stages of an economic and advertising recovery.

Throughout much of the period, the consumer staples sector benefited from capital that was not being invested in the information technology and telecommunication services sectors. In an environment of earnings unpredictability, consumer staples companies demonstrated both earnings quality and consistency which added to the fund’s performance. As the sector attracted capital, some of the higher-quality companies began to trade at unacceptably high levels and in the second half of the period we trimmed our holdings in names such as Philip Morris and Pepsico.

We continued to add to current holdings in the healthcare sector during the fourth quarter of 2002, because we believe many of these companies are undervalued and underappreciated. Earnings expectations in the sector are better than the overall market and valuations are more compelling. In addition, underlying demographic trends are strong, suggesting fundamental demand may rise. We are overweighted in this sector versus the benchmark. We are also overweighted in the energy sector, but have shifted our emphasis away from major integrated oil companies in favor of a greater exposure to natural gas stocks. Although the demand environment is lackluster, we believe there is a solid supply-side story that will work to the portfolio’s advantage.

What types of investments detracted from the fund’s performance?

We are maintaining a cautious stance toward the information technology and telecommunication services sectors despite the recent rally. In our opinion, the fourth quarter rally was a case of momentum investing, with investors buying these stocks simply because they were going up and not because of any significant change in the sectors’ fundamentals. We think downward earnings revisions will continue to haunt both sectors and industry consolidation will need to take place before any structural change occurs. Security selection was the main reason for underperformance in the information technology sector.

PORTFOLIO MANAGER INTERVIEW continued

TOP 10 HOLDINGS
(as a percentage of 1/31/2003 net assets)

Bank of America Corp.	3.6%

Citigroup, Inc.	3.3%

Wells Fargo & Co.	2.7%

Exxon Mobil Corp.	2.7%

U.S. Bancorp	1.9%

Verizon Communications, Inc.	1.9%

Allstate Corp.	1.8%

Altria Group, Inc.	1.7%

Liberty Media Corp.	1.6%

Merck & Co., Inc.	1.6%

What is your outlook for the next six months?

After three years of value outperforming growth, we think 2003 may see a reverse in that trend. We also believe that equity returns have the potential to reach more balanced historical levels. In our opinion, earnings will continue to struggle and a strong recovery will not take place until four primary events take place. First, we will need to see stronger pricing which is currently not evident. Second, we believe corporations will need to invest in inventory at fairly high rates. Third, increased capital spending, which supports production and profits, will need to occur. Finally, the consumer will have to be able and willing to spend at higher levels. Right now, it looks as though businesses are reluctant to spend in advance of a profit recovery and that is stalling the capital spending cycle that is necessary to stimulate the economy.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2003	Year Ended
	(unaudited)[1]	July 31, 2002[1,2,3]
CLASS A
Net asset value, beginning of period	$17.78	$21.93
Income from investment operations
Net investment income	0.09	0
Net realized and unrealized losses on securities	-0.71	-4.15
Total from investment operations	-0.62	-4.15

Distributions to shareholders from
Net investment income	-0.10	0

Net asset value, end of period	$17.06	$17.78
Total return[4]	-3.50%	-18.92%
Ratios and supplemental data
Net assets, end of period (thousands)	$373	$59
Ratios to average net assets
Expenses[5]	1.07%[6]	1.02%[6]
Net investment income (loss)	0.95%[6]	-0.16%[6]
Portfolio turnover rate	44%	39%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  Reflects a 10 for 1 stock split issued on April 26, 2002.

3.  For the period from March 27, 2002 (commencement of class operations), to July 31, 2002.

4.  Excluding applicable sales charges

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2003	Year Ended
	(unaudited)[1]	July 31, 2002[1,2,3]
CLASS B
Net asset value, beginning of period	$17.75	$21.93
Income from investment operations
Net investment income	0.02	0
Net realized and unrealized gains or losses on securities	-0.67	-4.18
Total from investment operations	-0.65	-4.18

Distributions to shareholders from
Net investment income	-0.04	0

Net asset value, end of period	$17.06	$17.75
Total return[4]	-3.65%	-19.06%
Ratios and supplemental data
Net assets, end of period (thousands)	$694	$199
Ratios to average net assets
Expenses[5]	1.83%[6]	1.77%[6]
Net investment income	0.18%[6]	0.17%[6]
Portfolio turnover rate	44%	39%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  Reflects a 10 for 1 stock split issued on April 26, 2002.

3.  For the period from March 27, 2002 (commencement of class operations), to July 31, 2002.

4.  Excluding applicable sales charges

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2003	Year Ended
	(unaudited)[1]	July 31, 2002[1,2,3]
CLASS C
Net asset value, beginning of period	$17.76	$21.93
Income from investment operations
Net investment income	0.02	0
Net realized and unrealized losses on securities	-0.67	-4.17
Total from investment operations	-0.65	-4.17

Distributions to shareholders from
Net investment income	-0.05	0

Net asset value, end of period	$17.06	$17.76
Total return[4]	-3.68%	-19.02%
Ratios and supplemental data
Net assets, end of period (thousands)	$413	$139
Ratios to average net assets
Expenses[5]	1.83%[6]	1.77%[6]
Net investment income (loss)	0.20%[6]	-0.01%[6]
Portfolio turnover rate	44%	39%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  Reflects a 10 for 1 stock split issued on April 26, 2002.

3.  For the period from March 27, 2002 (commencement of class operations), to July 31, 2002.

4.  Excluding applicable sales charges

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2003	Year Ended July 31,		Year Ended June 30,
	(unaudited)[1]	2002[1,2]	2001[2,3]	2001[2]	2000[2]	1999[2]	1998[2,4]
CLASS I
Net asset value, beginning of period	$17.76	$23.05	$23.00	$21.31	$23.72	$22.60	$20.34
Income from investment operations
Net investment income	0.12	0.65	0.02	0.23	0.25	0.33	0.16
Net realized and unrealized gains or losses on securities	-0.69	-5.52	0.04	1.97	-1.95	1.57	2.26
Total from investment operations	-0.57	-4.87	0.06	2.20	-1.70	1.90	2.42

Distributions to shareholders from
Net investment income	-0.12	-0.22	-0.01	-0.23	-0.29	-0.29	-0.16
Net realized gains	0	-0.20	0	-0.28	-0.42	-0.49	0
Total distributions to shareholders	-0.12	-0.42	-0.01	-0.51	-0.71	-0.78	-0.16

Net asset value, end of period	$17.07	$17.76	$23.05	$23.00	$21.31	$23.72	$22.60
Total return	-3.21%	-21.40%	0.28%	10.38%	-7.33%	8.85%	11.95%
Ratios and supplemental data
Net assets, end of period (thousands)	$612,241	$732,110	$835,732	$815,097	$750,470	$530,995	$287,194
Ratios to average net assets
Expenses[5]	0.82%[6]	0.77%	0.76%[6]	0.75%	0.75%	0.71%	0.75%[6]
Net investment income	1.30%[6]	1.07%	0.78%[6]	1.01%	1.14%	1.61%	1.26%[6]
Portfolio turnover rate	44%	39%	3%	38%	31%	41%	12%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  Reflects a 10 for 1 stock split issued on April 26, 2002.

3.  For the one month ended July 31, 2001. The fund changed its fiscal year end from June 30 to July 31, effective July 31, 2001.

4.  For the period from November 24, 1997 (commencement of class operations), to June 30, 1998.

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Six Months Ended
	January 31, 2003	Year Ended July 31,		Year Ended June 30,
	(unaudited)[1]	2002[1,2]	2001[2,3]	2001[2]	2000[2]	1999[2]	1998[2,4]
CLASS IS
Net asset value, beginning of period	$17.76	$23.04	$22.99	$21.32	$23.72	$22.60	$22.31
Income from investment operations
Net investment income	0.09	0.54	0	0.18	0.19	0.29	0.06
Net realized and unrealized gains or losses on securities	-0.68	-5.45	0.05	1.94	-1.93	1.56	0.31
Total from investment operations	-0.59	-4.91	0.05	2.12	-1.74	1.85	0.37

Distributions to shareholders from
Net investment income	-0.10	-0.17	0	-0.17	-0.24	-0.24	-0.08
Net realized gains	0	-0.20	0	-0.28	-0.42	-0.49	0
Total distributions to shareholders	-0.10	-0.37	0	-0.45	-0.66	-0.73	-0.08

Net asset value, end of period	$17.07	$17.76	$23.04	$22.99	$21.32	$23.72	$22.60
Total return	-3.34%	-21.58%	0.26%	10.06%	-7.56%	8.60%	1.68%
Ratios and supplemental data
Net assets, end of period (thousands)	$5,186	$5,765	$9,884	$10,093	$6,724	$1,810	$1,327
Ratios to average net assets
Expenses[5]	1.07%[6]	1.01%	1.01%[6]	1.01%	1.00%	0.96%	1.00%[6]
Net investment income	1.04%[6]	0.82%	0.54%[6]	0.75%	0.87%	1.34%	0.93%[6]
Portfolio turnover rate	44%	39%	3%	38%	31%	41%	12%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  Reflects a 10 for 1 stock split issued on April 26, 2002.

3.  For the one month ended July 31, 2001. The fund changed its fiscal year end from June 30 to July 31, effective July 31, 2001.

4.  For the period from March 11, 1998 (commencement of class operations), to June 30, 1998.

5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS 97.6%
CONSUMER DISCRETIONARY 8.1%
Hotels, Restaurants & Leisure 0.8%
McDonald’s Corp.	332,947	$ 4,741,165
Household Durables 1.2%
Black & Decker Corp.	196,791	7,210,422
Media 5.3%
AOL Time Warner, Inc. *	431,301	5,028,970
Cablevision Systems Corp., Class A * (p)	221,728	3,860,284
Liberty Media Corp., Class A *	1,015,150	10,121,046
New York Times Co., Class A	127,929	6,248,052
USA Interactive, Inc. *	358,962	7,900,754
33,159,106
Specialty Retail 0.8%
Barnes & Noble, Inc. * (p)	147,100	2,559,540
Lowe’s Companies, Inc.	66,543	2,274,440
4,833,980
CONSUMER STAPLES 8.0%
Beverages 2.0%
Anheuser-Busch Companies, Inc.	130,754	6,206,892
PepsiCo, Inc.	155,662	6,301,198
12,508,090
Food Products 3.7%
Altria Group, Inc.	285,518	10,812,567
ConAgra, Inc.	268,491	6,586,084
Kellogg Co.	164,800	5,504,320
22,902,971
Household Products 1.8%
Kimberly-Clark Corp.	129,711	6,008,214
Procter & Gamble Co.	62,544	5,351,890
11,360,104
Personal Products 0.5%
Dial Corp.	150,300	2,810,610
ENERGY 13.0%
Energy Equipment & Services 1.2%
Cooper Cameron Corp. *	62,864	3,047,018
ENSCO International, Inc.	159,633	4,300,513
7,347,531
Oil & Gas 11.8%
Anadarko Petroleum Corp.	148,696	6,856,373
Burlington Resources, Inc.	217,429	9,588,619
ChevronTexaco Corp.	84,255	5,426,022
ConocoPhillips	84,492	4,071,669
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
ENERGY continued
Oil & Gas continued
Exxon Mobil Corp.	494,432	$ 16,884,853
Occidental Petroleum Corp.	327,113	9,554,971
Ocean Energy, Inc.	345,619	6,473,444
Royal Dutch Petroleum Co.	175,070	7,333,682
XTO Energy, Inc. (p)	276,053	6,719,130
72,908,763
FINANCIALS 28.0%
Banks 12.6%
Bank of America Corp.	315,464	22,098,253
First Tennessee National Corp.	252,442	9,466,575
Hibernia Corp., Class A	200,242	3,734,513
Sovereign Bancorp, Inc.	335,833	4,574,046
U.S. Bancorp	565,801	11,938,401
Washington Mutual, Inc.	270,563	9,320,895
Wells Fargo & Co.	357,389	16,929,517
78,062,200
Diversified Financials 11.0%
American Express Co.	215,597	7,660,161
Citigroup, Inc.	599,891	20,624,253
Fannie Mae	81,278	5,258,687
Freddie Mac	146,824	8,219,208
J.P. Morgan Chase & Co.	249,014	5,811,987
MBNA Corp.	287,827	4,844,128
Merrill Lynch & Co., Inc.	213,814	7,487,766
Morgan Stanley	213,986	8,110,069
68,016,259
Insurance 4.4%
Allstate Corp.	309,183	10,880,150
American International Group, Inc.	169,457	9,171,013
SAFECO Corp.	206,695	7,410,016
27,461,179
HEALTH CARE 11.1%
Health Care Equipment & Supplies 0.8%
Becton Dickinson & Co.	152,600	5,005,280
Health Care Providers & Services 2.1%
Anthem, Inc. *	92,236	5,726,011
HealthNet, Inc., Class A *	278,300	7,497,402
13,223,413
Pharmaceuticals 8.2%
Bristol-Myers Squibb Co.	313,389	7,392,846
Johnson & Johnson Co.	55,421	2,971,120
Merck & Co., Inc.	178,305	9,876,314
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Pharmaceuticals continued
Mylan Laboratories, Inc.	328,215	$ 8,769,905
Pfizer, Inc.	197,578	5,998,468
Pharmacia Corp.	185,823	7,761,827
Wyeth	199,400	7,782,582
50,553,062
INDUSTRIALS 11.5%
Aerospace & Defense 2.6%
Lockheed Martin Corp.	132,620	6,770,251
Northrop Grumman Corp.	101,023	9,234,512
16,004,763
Commercial Services & Supplies 2.2%
Factset Research Systems, Inc. (p)	87,134	2,369,173
First Data Corp.	195,500	6,725,200
Waste Management, Inc.	198,327	4,559,538
13,653,911
Electrical Equipment 1.3%
Celestica, Inc. *	156,390	1,810,996
Emerson Electric Co.	140,262	6,582,496
8,393,492
Industrial Conglomerates 2.7%
3M Co.	65,682	8,180,693
Tyco International, Ltd.	526,300	8,426,063
16,606,756
Machinery 1.5%
Deere & Co.	215,563	9,096,759
Road & Rail 1.2%
CSX Corp.	258,591	7,248,306
INFORMATION TECHNOLOGY 5.4%
Communications Equipment 0.4%
UTStarcom, Inc. * (p)	124,176	2,392,872
Computers & Peripherals 2.4%
Apple Computer, Inc. *	437,302	6,279,657
International Business Machines Corp.	107,602	8,417,704
14,697,361
Electronic Equipment & Instruments 1.2%
Tech Data Corp. *	107,800	2,691,766
Thermo Electron Corp. *	272,200	4,945,874
7,637,640
Semiconductor Equipment & Products 0.2%
National Semiconductor Corp. *	125,417	1,655,504
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003 (unaudited)

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Software 1.2%
Microsoft Corp. *	152,364	$ 7,231,195
MATERIALS 3.2%
Chemicals 1.1%
PPG Industries, Inc.	138,000	6,738,540
Metals & Mining 0.4%
Alcoa, Inc.	116,830	2,309,729
Paper & Forest Products 1.7%
International Paper Co.	214,500	7,657,650
MeadWestvaco Corp.	120,761	2,904,302
10,561,952
TELECOMMUNICATION SERVICES 5.9%
Diversified Telecommunication Services 5.9%
ALLTEL Corp.	95,986	4,498,864
BellSouth Corp.	181,105	4,125,572
Centurytel, Inc.	173,004	5,247,211
Commonwealth Telephone Enterprises *	85,583	3,059,592
SBC Communications, Inc.	328,042	8,017,346
Verizon Communications, Inc.	311,513	11,924,718
36,873,303
UTILITIES 3.4%
Electric Utilities 3.4%
Duke Energy Corp.	290,643	4,949,650
Exelon Corp.	58,700	2,989,591
FPL Group, Inc.	120,500	7,035,995
Scana Corp.	193,700	5,946,590
20,921,826
Total Common Stocks		604,128,044
SHORT-TERM INVESTMENTS 4.3%
MUTUAL FUND SHARES 4.3%
Evergreen Institutional Money Market Fund (o)	17,315,923	17,315,923
Navigator Prime Portfolio (pp)	9,522,637	9,522,637
Total Short-Term Investments		26,838,560
Total Investments (cost $654,183,663) 101.9%		630,966,604
Other Assets and Liabilities (1.9%)		(12,059,122)
Net Assets 100.0%		$ 618,907,482

*	Non-income producing security
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received from securities on loan.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003 (unaudited)

Assets
Identified cost of securities	$ 654,183,663
Net unrealized losses on securities	(23,217,059)

Market value of securities	630,966,604
Receivable for Fund shares sold	633,413
Dividends and interest receivable	722,576
Prepaid expenses and other assets	51,630

Total assets	632,374,223

Liabilities
Dividends payable	469,451
Payable for securities purchased	2,994,737
Payable for Fund shares redeemed	342,864
Payable for securities on loan	9,522,637
Advisory fee payable	31,011
Distribution Plan expenses payable	202
Due to other related parties	5,002
Accrued expenses and other liabilities	100,837

Total liabilities	13,466,741

Net assets	$ 618,907,482

Net assets represented by
Paid-in capital	$ 762,105,259
Overdistributed net investment income	(48,493)
Accumulated net realized losses on securities	(119,932,225)
Net unrealized losses on securities	(23,217,059)

Total net assets	$ 618,907,482

Net assets consists of
Class A	$ 372,542
Class B	694,134
Class C	413,400
Class I	612,241,174
Class IS	5,186,232

Total net assets	$ 618,907,482

Shares outstanding
Class A	21,836
Class B	40,689
Class C	24,232
Class I	35,869,196
Class IS	303,896

Net asset value per share
Class A	$ 17.06
Class A -- Offering price (based on sales charge of 5.75%)	$ 18.10
Class B	$ 17.06
Class C	$ 17.06
Class C -- Offering price (based on sales charge of 1.00%)	$ 17.23
Class I	$ 17.07
Class IS	$ 17.07

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2003 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $11,917)	$ 7,033,742
Interest	275,144

Total investment income	7,308,886

Expenses
Advisory fee	2,142,980
Distribution Plan expenses
Class A	349
Class B	2,358
Class C	1,263
Class IS	7,114
Administrative services fees	345,642
Transfer agent fee	30,307
Trustees’ fees and expenses	6,824
Printing and postage expenses	17,808
Custodian fee	81,438
Registration and filing fees	97,844
Professional fees	10,494
Other	90,930

Total expenses	2,835,351
Less: Expense reductions	(1,527)

Net expenses	2,833,824

Net investment income	4,475,062

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(69,112,555)
Net change in unrealized gains or losses on securities	40,547,336

Net realized and unrealized gains or losses on securities	(28,565,219)

Net decrease in net assets resulting from operations	$ (24,090,157)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	January 31, 2003		Year Ended
	(unaudited)		July 31, 2002*

Operations
Net investment income		$ 4,475,062		$ 8,842,458
Net realized losses on securities		(69,112,555)		(43,455,677)
Net change in unrealized gains or losses on securities		40,547,336		(161,413,099)

Net decrease in net assets resulting
from operations		(24,090,157)		(196,026,318)

Distributions to shareholders from
Net investment income
Class A		(1,633)		0
Class B		(1,063)		0
Class C		(677)		0
Class I		(4,626,711)		(8,669,363)
Class IS		(31,632)		(70,581)
Net realized gains
Class I		0		(7,724,759)
Class IS		0		(89,639)

Total distributions to shareholders		(4,661,716)		(16,554,342)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	64,920	1,144,988	3,336	64,919
Class B	35,548	619,738	11,196	184,403
Class C	16,838	297,772	7,880	147,915
Class I	9,991,844	176,138,661	3,686,673	213,400,429
Class IS	52,997	922,565	64,817	4,141,734

		179,123,724		217,939,400

Net asset value of shares issued in reinvestment of distributions
Class A	60	1,049	0	0
Class B	54	964	0	0
Class C	35	627	0	0
Class I	99,492	1,733,945	116,083	12,004,417
Class IS	892	15,648	1,113	121,753

		1,752,233		12,126,170

Shares issued in stock split
Class I	0	0	36,355,217	0
Class IS	0	0	392,754	0

Payment for shares redeemed
Class A	(46,480)	(817,454)	0	0
Class B	(6,109)	(107,980)	0	0
Class C	(459)	(8,067)	(62)	(1,010)
Class I	(15,449,009)	(269,248,155)	(2,557,000)	(118,629,844)
Class IS	(74,670)	(1,306,084)	(176,899)	(6,198,653)

		(271,487,740)		(124,829,507)

Net increase (decrease) in net assets resulting from capital share transactions		(90,611,783)		105,236,063

Total decrease in net assets		(119,363,656)		(107,344,597)
Net assets
Beginning of period		738,271,138		845,615,735

End of period		$ 618,907,482		$ 738,271,138

Undistributed (overdistributed) net investment income		$ (48,493)		$ 138,161

*For Class A, Class B, and Class C, for the period from March 27, 2002 (commencement of class operations) to July 31, 2002.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Strategic Value Fund (the “Fund”) is a diversified series of Evergreen Select Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Institutional (“Class I”) and Institutional Service (“Class IS”) shares. Class A shares are sold with a front-end sales charge. Class B shares are sold without a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A and Class IS. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge; however, Class IS shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

d. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.62% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fees in order to limit operating expenses. For any fee waivers made after January 1, 2003, EIMC may recoup any amounts waived up to a period of three years following the end of the fiscal year in which the fee waivers were made.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended January 31, 2003, the Fund paid brokerage commissions of $207,439 to Wachovia Securities, Inc.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class A and Class IS shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $285,674,512 and $362,729,370, respectively, for the six months ended January 31, 2003.

The Fund loaned securities during the six months ended January 31, 2003 to certain brokers. At January 31, 2003, the value of securities on loan and the value of collateral (including accrued interest) amounted to $9,173,446 and $9,522,637, respectively. During the six months ended January 31, 2003, the Fund earned $12,502 in income from securities lending.

On January 31, 2003, the aggregate cost of securities for federal income tax purposes was $654,183,663. The gross unrealized appreciation and depreciation on securities based on tax cost was $41,025,646 and $64,242,705, respectively, with a net unrealized depreciation of $23,217,059.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of July 31, 2002, the Fund incurred and elected to defer post-October losses of $48,872,012.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds. During the six months ended January 31,2003, the Fund did not participate in the interfund lending program.

7. SUBSEQUENT DISTRIBUTIONS

On February 28, 2003, the Fund declared distributions from net investment income payable on March 3, 2003 to shareholders of record on February 27, 2003. These distributions are not reflected in the accompanying financial statements. The per share amount of the distributions are as follows:

Class A	$ 0.0176
Class B	0.0113
Class C	0.0100
Class I	0.0231
Class IS	0.0201

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $1,527, which represents 0.00% of its average daily net assets.

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the six months ended January 31, 2003, the Fund had no borrowings under this agreement.

11. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $232 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of January 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

565223    3/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034